                                                           EXHIBIT 10.80

                       PURCHASE AGREEMENT AMENDMENT NO. 5

This Amendment, dated as of November 30, 1995, between EMBRAER--Empresa Brasileira de Aeronautica S.A. ("EMBRAER"), and Westair Holding, Inc. ("BUYER") relates to and amends Purchase Agreement 158-COV/88 as amended from time to time (the "Purchase Agreement"), with respect to the purchase of up to eighteen
(18) Brasilia aircraft (the "AIRCRAFT") by BUYER from EMBRAER.

This Amendment sets forth the further agreement between EMBRAER and BUYER, specifically in regard to AIRCRAFT D14-D18, as set forth herein. All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment and the Purchase Agreement, this Amendment shall control.

NOW, THEREFORE, in consideration of the foregoing, EMBRAER and BUYER do hereby agree as follows:

1.  Article 6 of the Purchase Agreement is amended as follows:

    "6.  DELIVERY:

         a. AIRCRAFT: Subject to payment in accordance with Article 4 hereof and the provisions of Article 5, 8 and 10 hereof, the AIRCRAFT shall be offered by EMBRAER to BUYER, by means of a written notice, for inspection, acceptance and subsequent delivery, in F.A.F. (Fly Away Factory) conditions, at [CONFIDENTIAL PORTION DELETED] according to the following schedule:


-------------------------------------------------------------------------------
             CUSTOMER AIRCRAFT               DELIVERY DATES
             DESIGNATION CODE
-------------------------------------------------------------------------------
              14 - 34 (D14)                 December 11, 1995
              15 - 35 (D15)                 December 27, 1995
              16 - 36 (D16)                   August 29, 1997
              17 - 37 (D17)                 November 28, 1997
              18 - 38 (D18)                 February 27, 1998"

2.  CONDITIONS PRECEDENT:

    Delivery of and payment for AIRCRAFT D16, D17 and D18 shall be contingent upon EMBRAER, or any third party designated by

        EMBRAER, taking three (3) of BUYER's EMB-120RT Brasilia aircraft in trade (the "Used Aircraft"), on a one-for-one basis, under the following conditions:

        a.      Each Used Aircraft shall [CONFIDENTIAL PORTION DELETED].

        b. The price of each Used Aircraft shall be [CONFIDENTIAL PORTION DELETED] (the "Trade-In Price"). An agreement listing three (3) of BUYER's Used Aircraft and setting out the Trade-In Price of each, shall be executed no later than thirty (30) days after execution of this Amendment.

        c. BUYER's [CONFIDENTIAL PORTION DELETED] (D16, D17 and D18) remaining under the Purchase Agreement is subject to the availability of [CONFIDENTIAL PORTION DELETED]

        d. Considering that at this time, ownership, liens and encumbrances relative to the Used Aircraft are unknown to EMBRAER, and considering that EMBRAER and BUYER have not yet agreed to the commercial aspects related to the Used Aircraft, an agreement setting out the condition of each Used Aircraft at the time of Trade-In, as well as other terms and conditions, shall be negotiated and executed by the PARTIES no later than ninety (90) days after signature of this Amendment (the "Used Aircraft Purchase Agreement").

        e. Should the Used Aircraft Purchase Agreement contemplated in item "d" above not be executed by the PARTIES within the ninety (90) day period specified therein, for any reason, the herein referenced Purchase Agreement shall be considered terminated in respect to AIRCRAFT D16, D17 and D18, no indemnity being due by either party in this case.

        f. It is hereby agreed and understood that EMBRAER's obligation to purchase any such Used Aircraft as provided for above, is contingent upon BUYER purchasing and taking delivery of each corresponding AIRCRAFT D16, D17 and D18, notwithstanding execution of the Used Aircraft Purchase Agreement.

3.      [CONFIDENTIAL PORTION DELETED]

4. The balance of the 1992 Fixed Deposit (the "Fixed Deposit") subject of Letter Agreement No. DSP/AJV-055/92, dated September 30, 1992, in the amount of US$ [CONFIDENTIAL PORTION DELETED].

5. Considering that as a consequence of the terms specified in item "4" above, [CONFIDENTIAL PORTION DELETED] the Used Aircraft Purchase Agreement [CONFIDENTIAL PORTION DELETED]. Until such an agreement is reached, [CONFIDENTIAL PORTION DELETED] are due for any of AIRCRAFT D16 through D18. Should the parties not reach an agreement [CONFIDENTIAL PORTION DELETED] but they do reach an agreement regarding the Used Aircraft Purchase Agreement [CONFIDENTIAL PORTION DELETED], BUYER shall [CONFIDENTIAL PORTION DELETED] toward AIRCRAFT D16, D17, and D18 as applicable, in order to meet [CONFIDENTIAL PORTION DELETED] set forth in the Purchase Agreement. If BUYER does not make such payments, the remedies set forth in the Purchase Agreement shall apply.

6.  Changes in Aircraft Description in Attachment "A" to the Purchase Agreement:

    Attachment "A" is hereby amended to reflect the change to EMB-120ER
    Advanced.

                                "ATTACHMENT "A""

In addition to the standard equipment specified in Technical Description number TD-120/854 dated June 1987 for D1-D13, and TD-120/9401 dated September 1994 for D14-D18 (EMB-120ER BRASILIA ADVANCED) as referred to in Article 1.d. of the Purchase Agreement the equipped AIRCRAFT specified configuration, as selected by BUYER, will also include the items listed hereinbelow. Certain items selected by BUYER may replace specific standard equipment items listed in the Technical Description TD-120/854, dated June 1987 for D1-D13, and TD-120/9401 dated September 1994 for D14-D18 (EMB-120ER BRASILIA ADVANCED).

DESCRIPTION                                           PRICE - US$
-----------                                           -----------
                                         PW-118A      PW-118       PW-118-A
                                         D1-D5&7        D6          D8-D13
                                         -------      ------       --------
Standard EMB-120 AIRCRAFT                [CONFIDENTIAL PORTION DELETED]
(thirteen [13] [D1-D5&D7-
D13] PW-118A engines and
[D6] PW-118 engines)

EMB-120ER BRASILIA ADVANCED              PW-118A
(five [5] [D14-D18] PW-118A              [CONFIDENTIAL PORTION DELETED]
engines)
                                         [CONFIDENTIAL PORTION DELETED]

Seven (7) AIRCRAFT
(D1-D7) with (2) Collins
Mode-C TDR-90 transponders

Eleven (11) AIRCRAFT
(D8-D18) with Mode-S
TDR-94 provisioning (does
not include TDR-94 black
box and CTL092 panel)

The TDR-94 black box and CTL-92 panel shall be supplied [CONFIDENTIAL PORTION DELETED], being hereinafter considered [CONFIDENTIAL PORTION DELETED].
BUYER shall deliver the BFE to EMBRAER, [CONFIDENTIAL PORTION DELETED] free of any charge whatsoever, at least sixty (60) days prior to the CONTRACTUAL DELIVERY DATE of the AIRCRAFT such BFE is to be installed in.

If EMBRAER is unable to install the BFE in the AIRCRAFT prior to the CONTRACTUAL DELIVERY DATE, BUYER is not entitled to refuse acceptance of the AIRCRAFT for failure of the BFE to be installed if (i) the BFE is received less than sixty (60) days before the CONTRACTUAL DELIVERY DATE, or (ii) although received by EMBRAER sixty (60) days prior to the CONTRACTUAL DELIVERY DATE, the BFE is not approved by EMBRAER's Quality Control Department inspection, and replacement thereof is received less than sixty (60) days before the CONTRACTUAL DELIVERY DATE. In such case, BUYER shall accept the AIRCRAFT without the BFE and take all actions connected thereto as required by the Purchase Agreement, and EMBRAER if requested to do so, shall install the BFE within a reasonable period of time, which shall never be less than the delay period in receiving the BFE. Otherwise, BUYER shall be responsible for the installation of the BFE.

1.  Systems:

    a)  Garrett Auxiliary Power
        Unit (D1-D18)

    b)  High Altitude Oxygen System
        FAA-Certification Require-
        ment for AIRCRAFT fly above
        25,000 ft. (D1-D18)

    c)  Two (2) Auxiliary Electric
        Fuel Pumps (in addition to the two (2) standard fuel pumps) (D1-D18)

2.  Avionics Options:

    a)  Fairchild A 100A Cockpit
        Voice Recorder (D1-D18)

    b) Eleven (11) AIRCRAFT D1-D11) with Sundstrand Mark-II Ground Proximity Warning System

    c) Seven (7) AIRCRAFT D12-D18) with Sundstand Mark VI Ground Proximity Warning System

    d) Eighteen (18) D1-D18) AIRCRAFT with Electronic Flight Instruments COLLINS EFIS-86 composed of:

        1. Two (2) Electronic Attitude Director Indicators (EADI 5" x 6") (in lieu of EDII-84)

        2. Two (2) Electronic Horizontal Situation Indicators (EHSI 5" x 6") (in lieu of EHSI-74)

        3. MFD-85 Multi-Function Display system with WXP-85 weather radar control panel and RDP-300 remote data programmer; and

        4.  WXR-350 Color Weather Radar (350 nm) (substitute Collins WXR-270)

            NOTE: Radar information is displayed on EHSI, in MAP or AC modes, superimposed to EHSI information.

    e)  Second Collins DME-42 DME System (D1-D18)

    f)  IDC Altitude Preselect System with servo encoding altimeter (D1-D18)

        g)  Collins ALT-55 Radio Altimeter System (D1-D18)

        h) Eleven (11) AIRCRAFT (D1-D11) with second Collins ALT-55 Radio Altimeter System

            NOTE: Radio Altimeter information is displayed on EADI

        i) Eleven (11) AIRCRAFT (D1-D11) with CAT II Landing Capability Installation

        j) Eleven (11) AIRCRAFT (D1-D11) with AVICOM Model 2010 Audio Information Retrieval and Music System installed into cabin speakers

        k) Seven (7) AIRCRAFT (D1-D7) with Fairchild 18-Channel Flight Data Recorder, Installation including Sextant Flight Data Acquisition Unit and Flight Data Entry

        l) Eleven (11) AIRCRAFT (D8-D18) with Fairchild 28 Channel Flight Data Recorder System including Sextant Flight Data Acquisition Unit and Flight Data Entry Panel

        m) Five (5) AIRCRAFT (D14-D18) with TCAS I provisioning, compatible with B.F. Goodrich TCAS I STC No. ST 58CH-EMB-120 (D14-D18)

    The CDU Model CD605, TCAS processor (A) Model TRC-791, TCAS antenna Model NY156 and L-band antenna Model NY 152 black boxes shall be supplied to EMBRAER by BUYER, being hereinafter considered BUYER Furnished Equipment (BFE). BUYER shall deliver the BFE to EMBRAER [CONFIDENTIAL PORTION DELETED] at least sixty (60 days prior to the CONTRACTUAL DELIVERY DATE of the AIRCRAFT such BFE is to be installed in.

    If EMBRAER is unable to install the BFE in the AIRCRAFT prior to the CONTRACTUAL DELIVERY DATE, BUYER is not entitled to refuse acceptance of the AIRCRAFT for failure of the BFE to be installed if (i) the BFE is received less than sixty (60) days before the CONTRACTUAL DELIVERY DATE, or (ii) although received by EMBRAER sixty (60) days prior to the CONTRACTUAL DELIVERY DATE, the BFE is not approved by EMBRAER's Quality Control Department inspection and replacement thereto is received less than sixty
    (60) days before the CONTRACTUAL DELIVERY DATE. In such case, BUYER shall accept the AIRCRAFT without the BFE and take all actions connected thereto as required by the Purchase Agreement, and EMBRAER, if requested to do so, shall install the BFE within a reasonable period of time, which shall never be less than the delay period in receiving the BFE. Otherwise, BUYER shall be responsible for the installation of the BFE.

3.  Interior Layout B:

    a. Flight Attendant Seat (D1-D18)

    b. Wardrobes (3)(D1-D18)

    c. Overhead Baggage Bins (D1-D18)

    d. Galley with customer-furnished
       items and catering (D1-D18)

    e. Flushing toilet with external
       servicing adapter (D1-D18)

    f. Two (2) AIRCRAFT (D1-D2) shall
       be delivered to BUYER with
        thirty (30) aluminum passenger seats installed

4.  MISCELLANEOUS:

    Observer's Jumpseat (D1-D18)

                                      US$
---------------------------------------------------------------------------
 AIRCRAFT     AIRCRAFT     AIRCRAFT     AIRCRAFT     AIRCRAFT     AIRCRAFT
  D1-D2          D6       D3-D5 & D7     D8-D11      D12-D13      D14-D18
---------     --------    ----------    --------     --------     ---------
[CONFIDENTIAL PORTION DELETED]        [CONFIDENTIAL PORTION DELETED]

7.  NO OTHER CHANGES

    All other provisions and conditions of the referenced Purchase Agreement, as well as its attachments, other Amendments and Letter Agreements, which are not specifically amended by this Amendment, shall remain in full force and effect without any change.

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized representatives, have entered into and executed this Amendment No. 5 to the Purchase Agreement to be effective as of the date first above written.

EMBRAER - Empresa Brasileira                WESTAIR HOLDING, INC.
  de Aeronautica S.A.

By:                                     By:  /s/ W. STEPHEN JACKSON
  ----------------------------             ----------------------------

Name:                                   Name:  /s/ W. STEPHEN JACKSON
     -------------------------               --------------------------

Title:                                  Title: Chief Financial Officer
      ------------------------                -------------------------

By:
  ----------------------------

Name:
     -------------------------

Title:
      ------------------------


Witness:                                Witness:  /s/ GARY RISLEY
        ----------------------                  -----------------------

Name:                                   Name:  /s/ Gary Risley
        ----------------------               --------------------------

                       PURCHASE AGREEMENT AMENDMENT NO. 6


This Amendment, dated as of November 30, 1995, between EMBRAER-Empresa Brasileira de Aeronautica S.A. ("EMBRAER"), and Westair Holding, Inc. ("BUYER") relates to and amends Purchase Agreement 049-DCO/AC/90 as amended from time to time (the "Purchase Agreement"), with respect to the purchase of up to ten (10) Brasilia aircraft (the "AIRCRAFT") by BUYER from EMBRAER.

This Amendment sets forth the further agreement between EMBRAER and BUYER, specifically in regard to AIRCRAFT E1-E10, as set forth herein. All terms defined in the Purchase Agreement shall have the same meaning when used here and in case of any conflict between this Amendment and the Purchase Agreement, this Amendment shall control.

NOW, THEREFORE, in consideration of the foregoing, EMBRAER and BUYER do hereby agree as follows:

1.      Article 6 of the Purchase Agreement is amended as follows:

        "6.   DELIVERY:

              a. AIRCRAFT: Subject to payment in accordance with Article 4 hereof and the provisions of Article 5, 8 and 10 hereof, the AIRCRAFT shall be offered by EMBRAER to BUYER, by means of a written notice, for inspection, acceptance and subsequent delivery, in F.A.F. (Fly Away Factory) conditions, [CONFIDENTIAL PORTION DELETED] according to the following schedule:

                    -----------------------------------------------------------
                      CUSTOMER AIRCRAFT                  DELIVERY DATES
                      DESIGNATION CODE
                    -----------------------------------------------------------
                         1 - 39 (E1)                      April 30, 1998
                         2 - 40 (E2)                       June 30, 1998
                         3 - 41 (E3)                     August 31, 1998
                         4 - 42 (E4)                    October 30, 1998
                         5 - 43 (E5)                   December 31, 1998
                         6 - 44 (E6)                      March 31, 1999
                         7 - 45 (E7)                        May 29, 1999
                         8 - 46 (E8)                       July 31, 1999
                         9 - 47 (E9)                  September 30, 1999
                        10 - 48 (E10)                  November 30, 1999"

2.  CONDITIONS PRECEDENT:

    Delivery of and payment for AIRCRAFT E1 through E10 shall be contingent upon EMBRAER, or any third party designated by EMBRAER, taking ten (10) of BUYER's EMB-12ORT Brasilia aircraft in trade (the "Used Aircraft"), on a one-for-one basis, under the following conditions:

    a.  Each Used Aircraft shall [CONFIDENTIAL PORTION DELETED].

    b. The price of each Used Aircraft shall be [CONFIDENTIAL PORTION DELETED] (the "Trade-In Price"). An agreement listing ten (10) of BUYER's Used Aircraft and setting out the Trade-In Price of each, shall be executed no later than thirty (30) days after execution of this Amendment.

    c. BUYER's [CONFIDENTIAL PORTION DELETED] of the availability of commercially reasonable financing for BUYER's ten (10) AIRCRAFT (E1 through E10) remaining under the Purchase Agreement, [CONFIDENTIAL PORTION DELETED].

    d. Considering that at this time, ownership, liens and encumbrances relative to the Used Aircraft are unknown to EMBRAER, and considering that EMBRAER and BUYER have not yet agreed to the commercial aspects related to the Used Aircraft, an agreement setting out the condition of each Used Aircraft at the time of Trade-In, as well as other terms and conditions, shall be negotiated and executed by the PARTIES no later than ninety (90) days after signature of this Amendment (the "Used Aircraft Purchase Agreement").

    e. Should the Used Aircraft Purchase Agreement contemplated in item "d" above not be executed by the PARTIES within the ninety (90) day period specified therein, for any reason, the herein referenced Purchase Agreement shall be considered terminated in respect to AIRCRAFT E1 through E10, no indemnity being due by either party in this case.

    f. It is hereby agreed and understood that EMBRAER's obligation to purchase any such Used Aircraft as provided for above, is contingent upon BUYER purchasing and taking delivery of each corresponding AIRCRAFT E1 through E10, notwithstanding execution of the Used Aircraft Purchase Agreement.

3.  [CONFIDENTIAL PORTION DELETED]

4. The balance of the 1992 Fixed Deposit (the "Fixed Deposit") subject of Letter Agreement No. DSP/AJV-055/92, dated September 30, 1992, in the amount of [CONFIDENTIAL PORTION DELETED].

5. Considering that as a consequence of the terms specified in item "4" [CONFIDENTIAL PORTION DELETED], contemporaneously with negotiations regarding the Used Aircraft Purchase Agreement [CONFIDENTIAL PORTION DELETED]. Until such an agreement is reached, [CONFIDENTIAL PORTION DELETED] are due for any of AIRCRAFT E1 through E10. Should the parties not reach an agreement [CONFIDENTIAL PORTION DELETED] but they do reach an agreement regarding the Used Aircraft Purchase Agreement [CONFIDENTIAL PORTION DELETED], BUYER shall [CONFIDENTIAL PORTION DELETED] due toward AIRCRAFT E1 through E10 as applicable, in order to meet the [CONFIDENTIAL PORTION DELETED] set forth in the Purchase Agreement. If BUYER does not make such payments, the remedies set forth in the Purchase Agreement shall apply.

6.  Changes in Aircraft Description in Attachment "A" to the Purchase Agreement:

    Attachment "A" is hereby amended to reflect the change to EMB 120ER
    Advanced.

                                "ATTACHMENT "A""

In addition to the standard equipment specified in Technical Description number TD-120/9401 dated September 1994 for E1-E10 (EMB-120ER BRASILIA ADVANCED) as referred to in Article 1.e. of the Purchase Agreement the equipped AIRCRAFT specified configuration, as selected by BUYER, will also include the items listed hereinbelow. Certain items selected by BUYER may replace specific standard equipment items listed in the Technical Description TD-120/9401 dated September 1994 for E1-E10 (EMB-120ER BRASILIA ADVANCED).

DESCRIPTION

EMB-120ER BRASILIA ADVANCED
(with PW-118A engines)

MODE-S TDR-94 PROVISIONING
(does not include the TDR-94
black box and CTL-92 panel)

The TDR-94 black box and CTL-92 panel shall be supplied to [CONFIDENTIAL PORTION DELETED], being hereinafter considered [CONFIDENTIAL PORTION DELETED].
BUYER shall deliver the BFE to EMBRAER,
[CONFIDENTIAL PORTION DELETED] free of
any charge whatsoever, at least sixty (60) days prior to the CONTRACTUAL DELIVERY DATE of the AIRCRAFT such BFE is to be installed in.

If EMBRAER is unable to install the BFE in the AIRCRAFT prior to the CONTRACTUAL
DELIVERY DATE, BUYER is not entitled to
refuse acceptance of the AIRCRAFT for failure of the BFE to be installed if (i) the BFE is received less than sixty (60) days before the CONTRACTUAL DELIVERY DATE, or (ii) although received by EMBRAER sixty (60) days prior to the CONTRACTUAL DELIVERY DATE, the BFE is not approved by EMBRAER's Quality Control
Department inspection, and replacement
thereof is received less than sixty (60) days before the CONTRACTUAL DELIVERY

DATE. In such case, BUYER shall accept the AIRCRAFT without the BFE and take all actions connected thereto as required by the Purchase Agreement, and EMBRAER, if requested to do so, shall install the BFE within a reasonable period of time, which shall never be less than the delay period in receiving the BFE. Otherwise, BUYER shall be responsible for the installation of the BFE.

1.  SYSTEMS:

    a)  Garrett Auxiliary Power Unit

    b) High Altitude Oxygen System FAA-Certification Requirement for AIRCRAFT fly above 25,000 ft.

    c) Two (2) Auxiliary Electric Fuel Pumps (in addition to the two (2) standard fuel pumps)

2.  AVIONICS OPTIONS:

    a)  Fairchild A 100A Cockpit Voice Recorder

    b)  Sundstrand Mark VI Ground Proximity Warning System

    c)  Electronic Flight Instruments COLLINS EFIS-86 composed of:

        1. Two (2) Electronic Attitude Director Indicators (EADI 5"x6") (in lieu of EADI-84)

        2. Two (2) Electronic Horizontal Situation Indicators (EHSI 5"x6") (in lieu of EHSI-74)

        3. MFD-85 Multi-Function Display system with WXP-85 weather radar control panel and RDP-300 remote data programmer; and

        4.  WXR-350 Color Weather Radar (350 nm) (substitute Collins WXR-270)

        NOTE: Radar information is displayed on EHSI, in MAP or ARC modes, superimposed to EHSI information.

    d)  Second Collins DME-42 DME System

    e)  IDC Altitude Preselect System with servo encoding altimeter

    f)  Collins ALT-55 Radio Altimeter System

    g) Fairchild 28 Channel Flight Data Recorder System including Sextant Flight Data Acquisition Unit and Flight Data Entry Panel

    h) TCAS I provisioning, compatible with B.F. Goodrich TCAS I STC No. ST 58CH-EMB-120

    The CDU Model CD606, TCAS processor (A) Model TRC-791, TCAS antenna Model NY156 and L-band antenna Model NY152 black boxes shall be supplied to EMBRAER by BUYER, being hereinafter considered BUYER Furnished Equipment
    (BFE). BUYER shall deliver the BFE to EMBRAER, [CONFIDENTIAL PORTION DELETED] at least sixty (60) days prior to the CONTRACTUAL

    [CONFIDENTIAL PORTION DELETED], at least sixty (60) days prior to the CONTRACTUAL DELIVERY DATE of the AIRCRAFT such BFE is to be installed in.

    If EMBRAER is unable to install the BFE in the AIRCRAFT prior to the CONTRACTUAL DELIVERY DATE, BUYER is not entitled to refuse acceptance of the AIRCRAFT for failure of the BFE to be installed if (i) the BFE is received less than sixty (60) days before the CONTRACTUAL DELIVERY DATE, or (ii) although received by EMBRAER sixty (60) days prior to the CONTRACTUAL DELIVERY DATE, the BFE is not approved by EMBRAER's Quality Control Department inspection, and replacement thereto is received less than sixty
    (60) days before the CONTRACTUAL DELIVERY DATE. In such case, BUYER shall accept the AIRCRAFT without the BFE and take all actions connected thereto as required by the Purchase Agreement, and EMBRAER, if requested to do so, shall install the BFE within a reasonable period of time, which shall never be less than the delay period in receiving the BFE. Otherwise, BUYER shall be responsible for the installation of the BFE.

3.  Interior Layout B:

    a.  Flight Attendant Seat

    b.  Wardrobes(3)

    c.  Overhead Baggage Bins

    d.  Galley with customer-furnished
        items and catering

    e.  Flushing toilet with external
        servicing adapter

4.  Miscellaneous:

    Observer's Jumpseat

    TOTAL EQUIPPED AIRCRAFT PRICE: [CONFIDENTIAL PORTION DELETED]

7.      No Other Changes

        All other provisions and conditions of the referenced Purchase Agreement, as well as its attachments, other Amendments and Letter Agreements, which are not specifically amended by this Amendment, shall remain in full force and effect without any change.

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized representatives, have entered into and executed this Amendment No. 6 to the Purchase Agreement to be effective as of the date first above written.

EMBRAER - Empresa Brasileira             WESTAIR HOLDING, INC.
 de Aeronautica S.A.


By:                                      By: /s/ W. Stephen Jackson
    --------------------------               ------------------------------

Name:                                    Name: /s/ W. Stephen Jackson
      ------------------------                 ----------------------------

Title:                                   Title: Chief Financial Officer
       -----------------------                  ---------------------------


By:
    --------------------------

Name:
      ------------------------

Title:
       -----------------------


Witness:                                 Name: /s/ Gary Risley
         ---------------------                 ----------------------------

Name:                                    Witness: /s/ Gary Risley
      ------------------------                    -------------------------